SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 28, 2002
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                (Date of Report; Date of Earliest Event Reported)


                                  Virage, Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-30903                                       38-3171505
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    (Commission File Number)                   (IRS Employer Identification No.)


   411 Borel Avenue, Suite 100 South, San Mateo, CA             94402
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      (address of principal executive offices)                (Zip Code)


                                 (650) 573-3210
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              (Registrant's telephone number, including area code)

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                           AMENDMENT NO. 1 TO FORM 8-K


     The undersigned registrant hereby amends the following items, exhibits or other portions of its Current Report on Form 8-K filed December 5, 2000 announcing the adoption of its Rights Plan as follows:

Item 5.  Other Events.

         (a) Amendment of Rights Agreement.

         Pursuant to a Rights Agreement dated November 8, 2000 (the "Original Rights Agreement") between Virage, Inc. (the "Company") and Continental Stock Transfer & Trust Company (the "Rights Agent"), the Board of Directors of the Company declared a dividend distribution of one Preferred Stock Purchase Right for each outstanding share of Common Stock, $0.001 par value ("Common Stock") of the Company as of December 5, 2000 to stockholders of record as of the close of business on that date. Effective as of August 28, 2002, the Board of Directors of the Company approved certain changes to the Original Rights Agreement pursuant to an Amended and Restated Rights Agreement dated August 28, 2002 (the "Rights Agreement") between the Company and the Rights Agent. The Original Rights Agreement was amended to (i) provide for an exception to the definition of an Acquiring Person for a "Grandfathered Person," so long as such person does not acquire twenty percent (20%) or more of the Company's Common Stock; (ii) provide that D3 Family Fund, L.P. is a "Grandfathered Person" subject to certain limitations; and (iii) adjust the section and number references in the Original Rights Agreement accordingly. The Original Rights Agreement was amended and restated in its entirety to reflect these amendments.

Item 7.  Financial Statements and Exhibits.

         The Amended and Restated Rights Agreement between the Company and the Rights Agent (including as Exhibit A the Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement), is attached hereto as Exhibit 1 and is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VIRAGE, INC.


Date:  August 29, 2002                   By:  /s/ Paul G. Lego
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                                                  Paul G. Lego
                                                  President and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX



    Exhibit                                      Description

       1 Amended and Restated Rights Agreement dated August 28, 2002 between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (including as Exhibit A the Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, as Exhibit B the form of Right Certificate, and as Exhibit C the Summary of Terms of Rights Agreement).


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